UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [  ]
Filed by a Party other than the Registrant [x]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[  ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
      RULE 14A-6(E)(2))
[  ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[X ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              KEEBLER FOODS COMPANY
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                (Name of Registrant as Specified In Its Charter)

                                 KELLOGG COMPANY
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)   Title of each class of securities to which transaction applies:
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      2)   Aggregate number of securities to which transaction applies:
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      3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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      4)   Proposed maximum aggregate value of transaction:
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      5)   Total fee paid:
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[ ]   Fee paid previously with preliminary materials.

[  ]  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


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      1)   Amount Previously Paid:
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      2)   Form, Schedule or Registration Statement No.:
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      3)   Filing Party:
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      4)   Date Filed:
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                       Information Concerning Participants
                       -----------------------------------


The senior executive officers and directors of Kellogg Company may be deemed to be participants in the solicitation of stockholders of Flowers Industries, Inc. ("Flowers") and stockholders of Keebler Foods Company ("Keebler") in connection with the proposed mergers of subsidiaries of Kellogg Company and Flowers with Flowers and Keebler, respectively. Additional information concerning the interests of such participants in the proposed transactions, if any, will be included in a proxy statement or statements and other relevant documents expected to be filed with the SEC by Flowers and Keebler.

INVESTORS ARE URGED TO READ THE PROXY STATEMENT OR STATEMENTS WHEN AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED BY FLOWERS OR KEEBLER WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION RELATING TO THE PROPOSED TRANSACTIONS. Investors will be able to obtain free copies of these documents at the SEC's website at www.sec.gov. In addition, it is expected that documents filed with the SEC by Flowers and Keebler will be available free of charge by contacting, respectively, Flowers Industries, Inc., US Highway 19 South, P.O. Box 1338, Thomasville, GA 31792, Attention: Marta Jones Turner, Vice President of Corporate Communications & Investor Relations, Tel. (912) 227-2348, or Mary Krier, Director of Communications, Tel. (912) 227-2333 (or visiting Flowers' website at www.flowersindustries.com), and Keebler Foods Company, 677 Larch Avenue, Elmhurst, IL 60126, Attention: E. Nichol McCully, Senior Vice President and Chief Financial Officer, Tel. (630) 782-2690 or Lori P. Marin, Vice President and Treasurer, Tel. (630) 782-2690 (or visiting Keebler's website at www.keebler.com).

INVESTORS SHOULD READ THE PROXY STATEMENT OR STATEMENTS CAREFULLY WHEN AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION CONCERNING THE PROPOSED TRANSACTIONS.

CERTAIN STATEMENTS CONTAINED IN THIS MATERIAL CONTAIN "FORWARD-LOOKING STATEMENTS" AS DEFINED IN THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED AS A RESULT OF CERTAIN RISKS AND UNCERTAINTIES, INCLUDING BUT NOT LIMITED TO THOSE DETAILED FROM TIME TO TIME IN KELLOGG COMPANY'S, FLOWERS INDUSTRIES, INC.'S AND KEEBLER FOODS COMPANY'S SEC FILINGS. SUCH RISKS AND UNCERTAINTIES ALSO INCLUDE: MATERIALLY ADVERSE CHANGES IN ECONOMIC CONDITIONS IN THE MARKETS IN WHICH THE COMPANIES OPERATE; COSTS RELATED TO THE TRANSACTIONS; SUBSTANTIAL DELAY IN THE EXPECTED CLOSING OF THE TRANSACTIONS; AND THE RISK THAT THE COMPANIES' BUSINESSES WILL NOT BE INTEGRATED SUCCESSFULLY.


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                                  EXHIBIT INDEX

            EXHIBIT

99.1   Press Release dated November 2, 2000